EXHIBIT 10.29

FIRST AMENDMENT TO AMENDED AND RESTATED BUSINESS FINANCING AGREEMENT

This First Amendment to Amended and Restated Business Financing Agreement (this “Amendment”) is entered into as of March 22, 2019, by and between WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”) and VAPOTHERM, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Business Financing Agreement dated as of April 6, 2018, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.Subsection (l) of the defined term “Permitted Indebtedness” in Section 17.1 of the Agreement hereby is amended and restated as follows:

“(l)  Indebtedness arising in connection with the Borrower’s credit card program and other related cash management services incurred in the ordinary course of business and in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000.00) outstanding at any time;”

2.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower  of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

3.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

4.Borrower represents and warrants that (a) the representations and warranties set forth in each Loan Document (as defined in the Agreement) shall, in each case, be true and correct in all material respects with the same effect as if then made (or in the case of any representation and warranty subject to a materiality qualifier, true and correct in all respects), unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that with respect to the representations and warranties set forth in Section 5.1 of the Agreement, the Perfection Certificate is accurate and complete as of January 31, 2019, and that (b) no Event of Default has occurred and is continuing.

5.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)	this Amendment, duly executed by Borrower;
(b)	all reasonable and documented Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts; and
(c)	such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

6.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VAPOTHERM, INC.

By:	/s/John Landry
Name:	John Landry
Title:	Chief Financial Officer

WESTERN ALLIANCE BANK, an Arizona corporation

By:
Name:
Title:

[Signature Page to First Amendment to Amended and Restated Business Financing Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VAPOTHERM, INC.

By:
Name:
Title:

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/Michael Quinn
Name:	Michael Quinn
Title:	VP

[Signature Page to First Amendment to Amended and Restated Business Financing Agreement]

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